DELAWARE POOLED® TRUST

The International Equity Portfolio
(the "Portfolio")

Supplement to the Portfolio's Statutory Prospectus dated February 28, 2010
(as revised March 5, 2010)

Fiona Barwick has announced her intention to transition her portfolio management responsibilities over the coming months, and she currently plans on resigning from Mondrian some time after the first quarter of 2011. It is anticipated that as of March 31, 2011, the remaining members of the portfolio management team, Elizabeth A. Desmond, Clive A. Gillmore, Nigel G. May, and David G. Tilles, will continue to have primary responsibility for making day-to-day investment decisions for the Portfolio.

Investments in the Portfolio are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Portfolio, the repayment of capital from the Portfolio, or any particular rate of return.

Please keep this supplement for future reference.

This Supplement is dated June 7, 2010.